Exhibit 99.2

Transaction Overview BUSINESS OBJECTIVE§ To transform the supply chain with A.I. enabled technologies that increase agility and reduce resource consumption TRANSACTION STRUCTURE§ Business combination of Symbotic with SVF Investment Corp. 3 § $725MM gross proceeds, consisting of $320MM cash in trust, a $205MM PIPE ($150MM from Walmart), a $200MM FPA from SoftBank § $300MM of net proceeds to founder to redeem a portion of outstanding preferred equity § Zero-warrants SPAC, 40% of sponsor promote deferred to earnout, $200MM seller earnout ILLUSTRATIVE PRO FORMA § $4.8BN pro forma enterprise value VALUATION § Attractively-valued entry multiple for a high-growth business ILLUSTRATIVE PRO FORMA§ $705MM cash on balance sheet CAPITAL STRUCTURE § No debt or preferred equity outstanding post transaction ILLUSTRATIVE PRO FORMA § Founder (Rick Cohen, Family & Trusts) will own 76% 1 OWNERSHIP 2 § Walmart will own 9% § Other existing Symbotic holders will own 3% § SPAC public shareholders will own 6% 4 § SPAC Sponsor will own 5% § Other PIPE investors will own 1% 3 § CEO and CFO of Symbotic, in addition to Sponsor, will be subject to a one-year lock-up post close Note: $405MM in fully-committed capital exceeds the transaction’s minimum cash closing condition, reducing potential deal uncertainty risk. Assumes no redemptions. Assumes pre-transaction cash balance of $330MM, pro forma for the gross exercise of vested Walmart warrants 1 2 for $174MM. Unvested warrants are assumed by the successor company (although they may instead convert to restricted units). Ownership percentages are calculated using the treasury stock method, assuming a $10 share price. Does not include exercise of unvested 3 4 warrants or restricted units Subject to early release if the share price equals or exceeds $12.00 per share for any 20 trading days within a 30-trading-day period commencing at least 150 days after the business combination. SoftBank’s 5% ownership is comprised of 4% from the FPA, 1% from the promote shares and <1% from the shares purchased in a private placement concurrent with the SPAC IPO. 4

Leverage33

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FY2021 Un Aaud ctua itled Plan $ Variance % Variance REVENUE $240-$250 $211 $29-$39 14% - 18% Year over Year Growth % 161%-172% 129% GROSS PROFIT $6-$10 $4 $2-$6 50% - 150% % of Revenue 3%-4% 2% ADJUSTED OPERATING EXPENSES $105 $103 $2 2% ADJUSTED EBITDA ($99)-($95) ($99) $0-$4 0% - 4% NET INCOME ($126)-($122) ($135) $9-$13 7% - 10%

Detailed Transaction Overview ($ in millions, except per-share figures) KEY TRANSACTION TERMS ILLUSTRATIVE PRO FORMA VALUATION § Post-money enterprise value of $4,752MM POST-MONEY ENTERPRISE VALUE $4,752 (+) Pro Forma Net Cash 705 § $200MM FPA from SoftBank 1 PRO FORMA FULLY DILUTED EQUITY VALUE $5,457 § 40% of promote deferred to earnout, 1/2 of that triggered at $12 (-) SPAC / Public Shareholder Equity (320) and 1/2 at $14 (-) Forward Purchase Agreement from SoftBank (200) § $200MM seller earnout, 1/3 of that triggered at $12, 1/3 at $14, (-) SPAC Sponsor Promote Issued at Close (48) and 1/3 at $16 (-) Additional At-Risk Sponsor Capital (10) § Existing Symbotic equity holders (incl. Walmart) are expected to own 88% of (-) PIPE (205) the combined business at closing (including 15MM shares purchased by PRE-MONEY EQUITY VALUE $4,674 Walmart as part of a $150MM PIPE commitment), with 76% of the combined business owned by Rick Cohen, Family & Trusts 1 ILLUSTRATIVE PRO FORMA OWNERSHIP SOURCES AND USES Other Existing CASH SOURCES Symbotic Holders SPAC Cash in Trust $320 3 % FPA from SoftBank 200 SPAC Public New PIPE Investment 205 Shareholders Rick Cohen, Family & TOTAL $725 6 % Trusts CASH USES SPAC Sponsor 76% 2 5 % Paydown of Preferred $300 Cash to Balance Sheet 375 Other PIPE Investors Transaction Costs & Fees 50 1 % TOTAL $725 Walmart 9 % Note: $405MM in fully-committed capital exceeds the transaction’s minimum cash closing condition, reducing potential deal uncertainty risk. Assumes no redemptions. Assumes pre-transaction cash balance of $330MM, pro forma for the gross exercise of vested Walmart warrants 1 for $174MM. Unvested warrants are assumed by the successor company (although they may instead convert to restricted units). Pro Forma Fully Diluted Equity Value and Pro Forma Ownership include $60MM of unvested warrants that are assumed by the successor company, valued using the treasury stock method. Excluding the value of these warrants, Pro Forma Basic Equity Value is $5,397MM, and there are 539.7MM pro forma shares outstanding. The denominator of Pro Forma Ownership is 545.7MM (~539.7MM pro forma shares outstanding 2 plus ~6.0MM shares attributable to the Walmart warrants). SoftBank’s 5% ownership is comprised of 4% from the FPA, 1% from the promote shares and <1% from the shares purchased in a private placement concurrent with the SPAC IPO. 31

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87% 67% 29% 23% 19% 9% 10 % Symbotic ('21-'23) Symbotic ('21-'25) TSLA ABNB PTON NFLX PATH 38% 33% 31% 26% 25% 14% 12% 35% 28% 27% 24% 21% 12% 8%

$11.0 $5.3 $3.2 $2.5 $1.7 $1.6 $1.5 $1.2 $1.0 $0.9 $0.9 $0.7 $0.6 $0.5 $0.6 $0.5 $0.3 $0.3 $0.2 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 5.3 x 1.8 x 0.8 x 0.8 x 0.7 x 0.7 x 0.6 x 0.5 x 0.5 x 0.5 x 0.4 x 0.4 x 0.3 x 0.2 x 0.2 x 0.1 x 0.1 x 0.0 x 0.0 x 0.0 x 0.0 x 0.0 x 0.0 x 0.0 x 0.0 x 0.0 x

15.1 x 13.0 x 12.8 x 10.6 x 6.2 x 4.8 x 2.1 x 108.5 x 51.9 x 38.2 x 37.8 x 28.9 x 22.0 x 8.6 x 122.6 x 59.9 x 51.8 x 44.3 x 30.0 x 24.3 x 8.9 x

Highly visible growth profile underpinned by $5B+ contracted pipeline with large, blue-chip customers

Implied Future EV Implied Discounted EV Transaction Value $ 23,959 $ 16,638 $ 13,310 $ 4,752 $9,243 ▪ ▪ ▪

Median: 23% Median: 9% Median: 10% 87% 67% 34% 59% 32% 30% 24% 23% 23% 19% 18% 14% 15% 13% 13% 14% 12% 12% 10% 10% 9% 9% 9% 9% 7% 5% 4 % Symbotic ('21-'23) Symbotic ('21-'25) SHOP PATH TSLA DASH ABNB PTON WDAY ZM NFLX ISRG AUTO KEY CGNX ROK HEXA TRMB AME ZBRA AVV BSY DSG PTC ANSS MANH AZPN Median: 24% Median: 33% Median: 38% 57% 54% 51% 45% 44% 44% 38% 38% 37% 36% 35% 35% 30% 27% 27% 26% 25% 25% 25% 24% 23% 26% 15% 12% 13% 0.1% 4 % Median: 18% 56 % Median: 28% 54 % Median: 35% 48% 44% 37% 36% 34% 34% 33% 33% 29% 28% 26% 26% 24% 25% 24% 23% 21% 20% 16% 14% 10% 8% 0.1% (0.7)% NA

Median: 11.9x Median: 6.2x Median: 12.8x 22.3 x 22.7 x 19.1 x 16.5 x 15.8 x 15.7 x 14.2 x 13.7 x 13.0 x 13.0 x 12.8 x 12.5 x 10.1 x 10.6 x 9.6 x 8.5 x 7.4 x 7.5 x 6.9 x 7.1 x 5.5 x 5.4 x 5.3 x 4.8 x 5.1 x 2.1 x 2.2 x Symbotic '23 Symbotic '25 SHOP ISRG PATH TSLA ABNB WDAY ZM DASH NFLX PTON AUTO KEY CGNX HEXA AME TRMB ZBRA ROK ANSS AZPN BSY DSG MANH AVV PTC Median: 50.5x Median: 22.0x Median: 28.9x 149.7 x 67.2 x 59.4 x 53.3 x 50.5 x 44.5 x 48.5 x 38.2 x 40.9 x 37.8 x 33.4 x 37.4 x 34.5 x 27.3 x 29.7 x 28.9 x 25.8 x 22.4 x 21.7 x 21.0 x 23.8 x 21.5 x 18.7 x 18.2 x 18.7 x 8.6 x NM Symbotic '23 Symbotic '25 SHOP DASH TSLA PTON ABNB WDAY ISRG NFLX ZM PATH AUTO KEY CGNX ROK ZBRA TRMB AME HEXA MANH BSY ANSS DSG AZPN AVV PTC Median: 51.6x Median: 24.3x Median: 30.0x 160.2 x 86.7 x 85.0 x 59.9 x 51.8 x 51.4 x 50.5 x 47.3 x 44.3 x 39.1 x 35.9 x 33.9 x 31.2 x 28.8 x 28.4 x 24.5 x 24.0 x 24.0 x 22.8 x 22.4 x 20.0 x 22.4 x 19.5 x 8.9 x NM NM NA Symbotic 23 Symbotic '25 SHOP TSLA DASH ABNB WDAY ISRG NFLX ZM PTON PATH AUTO KEY CGNX ROK HEXA ZBRA TRMB AME MANH BSY ANSS AZPN AVV PTC DSG

Returns Summary STOCK PRICE $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 ILLUSTRATIVE PRO FORMA VALUE ($MM) SPAC Public Shareholders $ 192 $ 256 $ 320 $ 384 $ 448 $ 512 $ 576 $ 640 1 SPAC Sponsor 155 207 258 329 407 465 523 581 Other PIPE Investors 33 44 55 66 77 88 99 110 2 Walmart Basic Shares 255 340 424 514 605 698 785 873 Walmart Warrants 0 27 60 93 126 159 192 224 Rick Cohen, Family & Trusts 2,492 3,323 4,154 5,056 5,983 6,934 7,801 8,667 Other Existing Shareholders 111 148 185 226 267 310 348 387 POST-MONEY EQUITY VALUE $ 3,238 $ 4,345 $ 5,457 $ 6,669 $ 7,913 $ 9,165 $ 10,324 $ 11,482 IMPLIED RETURNS 3 Illustrative IPO Investor 1-Year Return (%) (40)% (20)% 0% 20% 40% 60% 80% 100% 3 Illustrative PIPE Investor 1-Year Return (%) (40) (20) 0 20 40 60 80 100 1,4 SPAC Sponsor Gain ($MM) ($55) ($4) $48 $119 $196 $254 $312 $370 1,4 Illustrative SPAC Sponsor 1-Year Return (%) (26)% (2)% 23% 57% 93% 121% 148% 176% IMPLIED PRO FORMA OWNERSHIP SPAC Public Shareholders 5.9% 5.9% 5.9% 5.8% 5.7% 5.6% 5.6% 5.6% 1 SPAC Sponsor 4.8 4.8 4.7 4.9 5.1 5.1 5.1 5.1 Other PIPE Investors 1.0 1.0 1.0 1.0 1.0 1.0 1.0 1.0 2 Walmart Basic Shares 7.9 7.8 7.8 7.7 7.6 7.6 7.6 7.6 Walmart Warrants 0.0 0.6 1.1 1.4 1.6 1.7 1.9 2.0 Rick Cohen, Family & Trusts 77.0 76.5 76.1 75.8 75.6 75.7 75.6 75.5 Other Existing Shareholders 3.4 3.4 3.4 3.4 3.4 3.4 3.4 3.4 TOTAL 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0 % Implied Dilution from Sponsor Promote and Additional At-Risk Capital 1.1% 1.1% 1.1% 1.3% 1.6% 1.6% 1.6% 1.6 % Note: Assumes no redemptions. Assumes pre-transaction preferred balance of $691MM (as of 9/25/2021) and cash balance of $330MM pro forma for the gross exercise of vested Walmart warrants for $174MM. Unvested warrants are assumed by the successor company (although they may instead convert to restricted units),. Values above include only the triggered portion of the 8.0MM SVF Investment Corp 3. promote shares and of the 20MM seller earnout shares. For example, $12 column includes the SVF Investment Corp 3. promote and seller earnout shares that are triggered at $12 but not those that are triggered at $14. 6.7MM of the seller earnout shares will be triggered at $12 and forfeited if that target is not met in seven years, 6.7MM will be triggered at $14 and forfeited if that target is not met in seven years, and the remaining 6.7MM seller earnout shares will be triggered at $16 and forfeited if that target is not met in seven years. 40% of the 8.0MM SVF Investment Corp 3. promote shares held by the Sponsor will be deferred. 1.6MM of the deferred promote shares will be triggered at $12 and forfeited if that target is not met in seven years, and the remaining 1.6MM deferred promote shares will be triggered at $14 and forfeited if that target is not met in seven years. 1 SPAC Sponsor shares include promote shares, 1.04mm shares that the SPAC Sponsor purchased in a private placement concurrent with the SPAC IPO, and 20mm shares to be purchased by the SPAC sponsor as part of the SoftBank FPA. 2 Includes shares issued as part of gross exercise of warrants as well as shares issued as part of Walmart’s $150mm PIPE investment. 3 Assumes investor entry price of $10/share. 4 Assumes SPAC Sponsor at-risk capital of $200mm (from the SoftBank FPA) plus $10.4mm (from the shares purchased in a private placement concurrent with the SPAC IPO). 43

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